UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-21722

Name of Fund:  Enhanced Equity Yield Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Enhanced Equity Yield Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/05

Date of reporting period: 01/01/05 - 12/31/05

Item 1 -   Report to Stockholders


Enhanced Equity Yield Fund, Inc.
Enhanced Equity Yield & Premium Fund, Inc.


Annual Reports
December 31, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


Enhanced Equity Yield Fund, Inc. and Enhanced Equity Yield & Premium Fund, Inc. invest primarily in diversified portfolios of dividend-paying common stocks in an attempt to generate current income and employ a strategy of writing (selling) call options on equity indexes in an attempt to generate gains from option premiums (the "Index Option Strategy").

These reports, including the financial information herein, are transmitted to shareholders of Enhanced Equity Yield Fund, Inc. and Enhanced Equity Yield & Premium Fund, Inc. for their information. This is not a prospectus. Past performance results shown in these reports should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's
Web site at http://www.sec.gov. Information about how the Funds voted proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Enhanced Equity Yield Fund, Inc.
Enhanced Equity Yield & Premium Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


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Enhanced Equity Yield Fund, Inc.
Enhanced Equity Yield & Premium Fund, Inc.


Fund Certification


In April 2005 Enhanced Equity Yield Fund, Inc. and in June 2005 Enhanced Equity Yield & Premium Fund, Inc. filed their Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to
Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Funds' Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Funds' Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Important Tax Information


The following information is provided with respect to the ordinary income distributions paid by Enhanced Equity Yield Fund, Inc. and Enhanced Equity Yield & Premium Fund, Inc. during the fiscal year ended December 31, 2005:

Enhanced Equity Yield Fund, Inc.
Qualified Dividend Income for Individuals                                     28.29%*
Dividends Qualifying for the Dividends Received Deduction for Corporations    27.68%
Short-Term Capital Gain Dividends for Non-U.S. Residents                      87.02%**


Additionally, the Fund distributed long-term capital gains of $.032153 per share to shareholders of record on November 15, 2005.

Enhanced Equity Yield & Premium Fund, Inc.
Qualified Dividend Income for Individuals                                     26.18%*
Dividends Qualifying for the Dividends Received Deduction for Corporations    25.59%
Short-Term Capital Gain Dividends for Non-U.S. Residents                      78.28%**

Additionally, the Fund distributed long-term capital gains of $.027072 per share to shareholders of record on December 20, 2005.

 * Each Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.


Availability of Quarterly Schedule of Investments


The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



ANNUAL REPORTS                                                DECEMBER 31, 2005



A Letter From the President


Dear Shareholder

On balance, 2005 was a year of "muddling through" for the U.S. financial markets, as oil prices reached new record highs, the Federal Reserve Board (the Fed) increased the target federal funds rate from 2.25% to 4.25%, the housing market and the consumer finally showed some signs of slowing, and Hurricanes Katrina and Rita ravaged the Gulf Coast, causing yet untold economic damage.

Although they struggled, stocks managed to post their third straight year of positive performance. The year was equally uncertain for fixed income markets, which were bemused by a flattening yield curve and a number of significant credit events that brought a slowdown in high yield market returns. Notably, the one-year results for the major asset classes - stocks, bonds and cash - were the closest they have been in more than 100 years. For the 12- and six-month periods ended December 31, 2005, most of the major market indexes managed to land in positive territory:


Total Returns as of December 31, 2005                                 6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                            + 5.77%        + 4.91%
Small-cap U.S. equities (Russell 2000 Index)                           + 5.88         + 4.55
International equities (MSCI Europe Australasia Far East Index)        +14.88         +13.54
Fixed income (Lehman Brothers Aggregate Bond Index)                    - 0.08         + 2.43
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)         + 0.60         + 3.51
High yield bonds (Credit Suisse First Boston High Yield Index)         + 1.48         + 2.26


In hindsight, these numbers are reasonably good given the headwinds facing the markets in 2005. U.S. equities found support in strong corporate earnings, low core inflation and healthy company balance sheets. Strength in the global economy and non-U.S. equity markets helped, as did robust dividend-distribution, share-buyback and merger-and-acquisition activity. International stocks had an excellent year, with many markets benefiting from strong economic statistics, trade surpluses and solid finances. In the U.S. bond market, long-term yields remained low and, at year-end, the Treasury curve appeared ready to invert.

As 2006 begins, the largest question marks center on the Fed's future moves, the U.S. consumer's ability (or inability) to continue spending, the direction of the U.S. dollar following a year of appreciation and the potential for continued strong economic and corporate earnings growth. As you turn the calendar and consider how these factors might impact your investments, remember that the new year is a good time to meet with your financial advisor to review your financial goals, and to make portfolio changes where necessary. For investing insights and timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.mlim.ml.com/shareholdermagazine.

As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the new year and beyond.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



ANNUAL REPORTS                                                DECEMBER 31, 2005



A Discussion With Your Funds' Portfolio Managers


The Funds met their primary objectives by providing stable quarterly dividends to shareholders and also offered capital appreciation amid a volatile stock market.


Describe the market environment since the Funds' inception.

Enhanced Equity Yield Fund was introduced in early May 2005 and Enhanced Equity Yield & Premium Fund at the end of June 2005. Stocks remained in one of the narrowest trading ranges in history for most of 2005, ultimately ending the year with mid-single digit growth. On a month-to-month basis, volatility was pronounced. May featured the announcement of slower-than-expected first quarter gross domestic product (GDP) growth of 3.1%. Despite concerns about economic deceleration, slowing corporate profit growth and high oil prices, first quarter earnings reports remained strong and the Standard & Poor's 500 (S&P 500 (R)) Index posted a positive return.

The specter of economic deceleration dampened markets in June, only to be followed by a strong July. Early in the month, a strong dollar, high energy prices and a major terror attack in London caused a 4% drop in the S&P 500 Index. Investors rebounded quickly, however, and the losses were recovered only one day later. August brought another reversal, as higher oil prices continued to fan the fears of economic weakness. Oil reached a record high of $70 per barrel in the aftermath of Hurricane Katrina. September turned slightly positive as improved profits in the energy sector offset weakness in the retail, transportation, tourism and insurance sectors.

Equity markets slid again in October amid continued signs of a slowing economy and renewed concerns about inflation. Despite GDP growth of 4.1% in the third quarter, short-term interest rates rose, oil prices remained historically high and consumer confidence declined. In November, equities were resilient in the face of continued interest rate hikes, high energy prices and a strong U.S. dollar, which cut into the profits of domestic companies that do business internationally. Stock values rebounded as companies' strong productivity and high margins led to solid earnings, and as oil prices fell to the mid-$50 per barrel range. After posting gains for nearly six weeks, equity performance was uninspiring in December, with thin trading volume causing volatile movements in stock prices. Compounding the mixed results and leaving investors uncertain about the direction of the economy in 2006 was the fact that the yield curve inverted at the end of December. That is, long-term bond yields fell below short-term yields, historically a harbinger of an economic downturn.

As expected, interest rates moved considerably during the period as the yield curve flattened and, ultimately, inverted at the close of 2005. The Federal Reserve (the Fed) continued its "measured" pace of monetary tightening by raising the federal funds rate in 25 basis point increments eight times in 2005. This brought the target short-term interest rate to 4.25% by year-end.


Enhanced Equity Yield Fund, Inc.

What is the Fund's investment objective?

The Fund's primary investment objective is to provide shareholders with current income and gains. Its secondary objective is to provide capital appreciation consistent with the Fund's investment strategies and primary investment objective. In seeking to achieve its investment objectives, the Fund invests primarily in a diversified portfolio of dividend-paying common stocks in an attempt to generate current income. Fund management also employs a strategy of selling call options on equity indexes in an effort to generate gains from option premiums. Under this strategy, the Fund sells call options primarily on the S&P 500 Index, although it may occasionally sell call options on other equity indexes as well. The goal is to provide shareholders with attractive quarterly income and capital appreciation potential.


How has the Fund performed since its inception?

Since inception (May 6, 2005) through December 31, 2005, the Common Stock of Enhanced Equity Yield Fund, Inc. had net annualized yields of 8.23% and 8.83%, based on a period-end net asset value of $18.49 and a per share market price of $17.23, respectively, and $1.000 per share income dividends. The Fund paid quarterly dividends twice since inception - $.500 per share on August 31, 2005 and on November 30, 2005.

Over the same period, the total investment return on the Fund's Common Stock was +2.16%, based on a change in per share net asset value from $19.10 to $18.49, and assuming reinvestment of all distributions. The S&P 500 Index recorded a total return of +7.90% between May 6, 2005 and December 31, 2005.



ANNUAL REPORTS                                                DECEMBER 31, 2005



For the six-month period ended December 31, 2005, the total investment return on the Fund's Common Stock was +1.53%, based on a change in per share net asset value from $19.22 to $18.49, and assuming reinvestment of all distributions. The S&P 500 Index had a total return of +5.77% for the six-month period.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


How have you managed the Fund since its inception?

The Fund's initial offering period began on March 30, 2005 and ended on May 3, 2005. During that time, $425 million in assets was gathered. We worked diligently to invest those initial proceeds in a diversified portfolio of dividend-paying common stocks and quickly achieved a fully invested portfolio.

Our overall investment strategy involves a three-pronged approach aimed at achieving the Fund's objectives. First, we use a proprietary, quantitative model to build a diversified portfolio of dividend-paying stocks that approximates the sector weights and risk characteristics of the S&P 500 Index. Second, we sell index call options in an effort to generate additional income for our shareholders. Finally, the third element of our investment strategy involves the periodic rebalancing of the portfolio in order to track the risks and composition of the S&P 500 Index. Such a rebalancing occurred on December
16. We believe that, over time, this approach should serve to offer our shareholders an enhanced return relative to the S&P 500 Index with a moderate level of volatility.


How would you characterize the Fund's position at the close of the period?

We are continuing in our efforts to maintain a portfolio that closely replicates the composition of the S&P 500 Index. The Fund was fully invested at period-end and is expected to continue paying quarterly dividends in 2006. Currently, prospects for the Fund's dividend yield remain within target.


Enhanced Equity Yield & Premium Fund, Inc.

What is the Fund's investment objective?

The Fund's primary investment objective is to provide shareholders with current income and gains. Its secondary objective is to provide capital appreciation consistent with the Fund's investment strategies and primary investment objective. In seeking to achieve its objectives, the Fund invests primarily in a diversified portfolio of dividend-paying common stocks in an attempt to generate current income. Fund management also employs a strategy of selling call options on equity indexes in an effort to generate gains from option premiums. Under this strategy, the Fund sells call options primarily on the S&P 500 Index and the Nasdaq 100 Index. At times, the Fund may sell call options on other equity indexes as well. The goal is to provide shareholders with attractive income in addition to capital appreciation potential.


How has the Fund performed since its inception?

Since inception (June 30, 2005) through December 31, 2005, the Common Stock of Enhanced Equity Yield & Premium Fund, Inc. had net annualized yields of 11.06% and 12.02%, based on a period-end per share net asset value of $18.28 and a per share market price of $16.82, respectively, and $1.025 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +1.40%, based on a change in per share net asset value from $19.10 to $18.28, and assuming reinvestment of all distributions. The Fund's blended target benchmark, which consists 75% of the S&P 500 Index and 25% of the Nasdaq 100 Index, recorded a total return of +6.11% for the same period.

For the six-month period ended December 31, 2005, the total investment return on the Fund's Common Stock was +1.99%, based on a change in per share net asset value from $18.99 to $18.28, and assuming reinvestment of all distributions. The blended target benchmark returned +6.87% for the six-month period.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.



ANNUAL REPORTS                                                DECEMBER 31, 2005



A Discussion With Your Funds' Portfolio Managers (concluded)


How have you managed the Fund since its inception?

The Fund gathered $370 million in assets during its initial public offering, which ran from May 26, 2005 to June 27, 2005. We worked diligently to invest those initial proceeds in a diversified portfolio of dividend-paying common stocks and achieved a fully invested portfolio on the investment date, June 30, 2005. In addition, the Fund paid quarterly dividends twice since its inception - $.5125 per share on October 31, 2005 and on December 28, 2005.

We follow a three-pronged approach in working to achieve the Fund's investment objectives. First, we use a proprietary, quantitative model to build a diversified portfolio of high dividend paying stocks. The model portfolio approximates the sector weights and risk characteristics of the S&P 500 and Nasdaq 100 indexes. Our model currently emphasizes the S&P 500 Index, at 75% versus 25% of the Nasdaq 100 Index. As the second element of our investment strategy, we look to sell index call options around the portfolio to generate additional income. The goal is to provide shareholders with attractive quarterly income and capital appreciation potential. Finally, we intend to periodically rebalance the portfolio to maintain a composition similar to our blended S&P 500/Nasdaq 100 model. Such a rebalancing occurred on December 16, 2005.


How would you characterize the Fund's position at the close of the period?

We are continuing in our efforts to maintain a portfolio that closely replicates our blended S&P 500/Nasdaq 100 model. The Fund was fully invested at period-end and is expected to continue paying quarterly dividends in 2006. Currently, prospects for the Fund's dividend yield remain within target.


Jonathan Clark
Vice President and Portfolio Manager


Vincent J. Costa, CFA
Vice President and Portfolio Manager


Debra L. Jelilian
Vice President and Portfolio Manager


January 9, 2006


S&P 500 is a registered trademark of the McGraw-Hill Companies.



ANNUAL REPORTS                                                DECEMBER 31, 2005



Portfolio Information                          Enhanced Equity Yield Fund, Inc.


As of December 31, 2005

                                               Percent of
Ten Largest Equity Holdings                    Net Assets

General Electric Co.                               3.6%
Exxon Mobil Corp.                                  2.4
Bank of America Corp.                              2.4
Johnson & Johnson                                  2.0
Pfizer, Inc.                                       1.8
Citigroup, Inc.                                    1.5
Microsoft Corp.                                    1.5
Wal-Mart Stores, Inc.                              1.5
Wells Fargo & Co.                                  1.4
Verizon Communications, Inc.                       1.3



                                               Percent of
Five Largest Industries                        Net Assets

Oil, Gas & Consumable Fuels                        8.8%
Commercial Banks                                   7.0
Pharmaceuticals                                    6.7
Industrial Conglomerates                           5.5
Semiconductors & Semiconductor Equipment           4.1



                                               Percent of
                                                 Total
Sector Representation                         Investments

Financial Services                                16.6%
Information Technology                            12.3
Energy                                            12.0
Health Care                                       11.6
Producer Durables                                 11.5
Consumer Discretionary                             9.3
Consumer Staples                                   7.2
Utilities                                          5.9
Materials & Processing                             4.0
Telecommunication Services                         4.0
Auto & Transportation                              0.5
Other*                                             5.1

 * Includes portfolio holdings in short-term investments and options.

   For Fund compliance purposes, the Fund's industry and sector classifications refer to any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry and sector sub-classifications for reporting ease.



Fundamental Periodic Repurchase Policy


The Board of Directors approved a fundamental policy whereby the Fund has adopted an "interval fund" structure pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the "1940 Act"). As an interval fund, the Fund will make annual repurchase offers at net asset value (less repurchase fee not to exceed 2%) to all Fund shareholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund's Board of Directors shortly before the commencement of each offer, and will be between 5% and 25% of the Fund's then outstanding shares.

The Fund has adopted the following fundamental policy regarding periodic repurchases:

(a) The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act.

(b) The periodic interval between repurchase request deadlines will be approximately 12 months.

(c) The repurchase request deadline for each repurchase offer will be 14 days prior to the last Friday in June, commencing in June 2006; provided, that in the event that such day is not a business day, the repurchase request deadline will be the subsequent business day.

(d) The maximum number of days between a repurchase request deadline and the next repurchase pricing date will be 14 days; provided that if the 14th day after a repurchase request deadline is not a business day, the repurchase pricing date shall be the next business day.


The Board of Directors may place such conditions and limitations on a repurchase offer as may be permitted under Rule 23c-3. Repurchase offers may be suspended or postponed under certain circumstances, as provided in Rule 23c-3.



ANNUAL REPORTS                                                DECEMBER 31, 2005



Portfolio Information                Enhanced Equity Yield & Premium Fund, Inc.


As of December 31, 2005

                                               Percent of
Ten Largest Equity Holdings                    Net Assets

Microsoft Corp.                                    2.3%
Intel Corp.                                        2.2
Procter & Gamble Co.                               1.8
Bank of America Corp.                              1.8
Amgen, Inc.                                        1.7
Johnson & Johnson                                  1.7
Cisco Systems, Inc.                                1.7
General Electric Co.                               1.7
Exxon Mobil Corp.                                  1.6
Pfizer, Inc.                                       1.6



                                               Percent of
Five Largest Industries                        Net Assets

Pharmaceuticals                                    7.5%
Oil, Gas & Consumable Fuels                        6.4
Semiconductors & Semiconductor Equipment           5.2
Software                                           5.0
Commercial Banks                                   4.7



                                               Percent of
                                                 Total
Sector Representation                         Investments

Information Technology                            18.3%
Financial Services                                12.4
Consumer Discretionary                            11.8
Health Care                                       11.2
Energy                                             8.2
Consumer Staples                                   6.9
Producer Durables                                  6.5
Telecommunication Services                         4.5
Utilities                                          4.2
Materials & Processing                             4.2
Auto & Transportation                              0.5
Other*                                            11.3

 * Includes portfolio holdings in short-term investments and options.


   For Fund compliance purposes, the Fund's industry and sector classifications refer to any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry and sector sub-classifications for reporting ease.



Fundamental Periodic Repurchase Policy


The Board of Directors approved a fundamental policy whereby the Fund has adopted an "interval fund" structure pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the "1940 Act"). As an interval fund, the Fund will make annual repurchase offers at net asset value (less repurchase fee not to exceed 2%) to all Fund shareholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund's Board of Directors shortly before the commencement of each offer, and will be between 5% and 25% of the Fund's then outstanding shares.

The Fund has adopted the following fundamental policy regarding periodic repurchases:

(a) The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act.

(b) The periodic interval between repurchase request deadlines will be approximately 12 months.

(c) The repurchase request deadline for each repurchase offer will be 14 days prior to the last Friday in September, commencing in September 2006; provided, that in the event that such day is not a business day, the repurchase request deadline will be the subsequent business day.

(d) The maximum number of days between a repurchase request deadline and the next repurchase pricing date will be 14 days; provided that if the 14th day after a repurchase request deadline is not a business day, the repurchase pricing date shall be the next business day.


The Board of Directors may place such conditions and limitations on a repurchase offer as may be permitted under Rule 23c-3. Repurchase offers may be suspended or postponed under certain circumstances, as provided in Rule 23c-3.



ANNUAL REPORTS                                                DECEMBER 31, 2005



Schedule of Investments                        Enhanced Equity Yield Fund, Inc.


                                                        Shares
Industry   Common Stocks                                  Held         Value

Aerospace & Defense--2.5%

           Boeing Co.                                   55,100    $   3,870,224
           Honeywell International, Inc.                54,600        2,033,850
           United Technologies Corp.                    69,000        3,857,790
                                                                  -------------
                                                                      9,761,864

Air Freight & Logistics--1.2%

           United Parcel Service, Inc. Class B          62,500        4,696,875

Auto Components--0.3%

           Dana Corp.                                  157,500        1,130,850

Automobiles--0.5%

           Ford Motor Co.                              246,800        1,905,296

Beverages--2.0%

           Anheuser-Busch Cos., Inc.                     8,300          356,568
           The Coca-Cola Co.                            58,000        2,337,980
           PepsiCo, Inc.                                88,000        5,199,040
                                                                  -------------
                                                                      7,893,588

Biotechnology--1.5%

           Amgen, Inc. (b)                              59,500        4,692,170
           Biogen Idec, Inc. (b)                        11,600          525,828
           Genzyme Corp. (b)                             8,600          608,708
                                                                  -------------
                                                                      5,826,706

Capital Markets--0.5%

           E*Trade Financial Corp. (b)                  67,400        1,405,964
           Franklin Resources, Inc.                      6,900          648,669
                                                                  -------------
                                                                      2,054,633

Chemicals--2.2%

           Air Products & Chemicals, Inc.               22,700        1,343,613
           The Dow Chemical Co.                         49,300        2,160,326
           E.I. du Pont de Nemours & Co.                52,900        2,248,250
           Lyondell Chemical Co.                        69,200        1,648,344
           PPG Industries, Inc.                         19,000        1,100,100
                                                                  -------------
                                                                      8,500,633

Commercial Banks--7.0%

           BB&T Corp.                                   19,000          796,290
           Bank of America Corp.                       198,600        9,165,390
           HSBC Holdings Plc (c)                        33,000        2,655,510
           KeyCorp                                      14,100          464,313
           National City Corp.                          20,600          691,542
           Regions Financial Corp.                      94,100        3,214,456
           Wachovia Corp.                               87,200        4,609,392
           Wells Fargo & Co.                            86,300        5,422,229
                                                                  -------------
                                                                     27,019,122

Communications Equipment--1.4%

           Cisco Systems, Inc. (b)                     294,000        5,033,280
           Lucent Technologies, Inc. (b)                16,900           44,954
           QUALCOMM, Inc.                                3,800          163,704
                                                                  -------------
                                                                      5,241,938

Computers & Peripherals--2.3%

           Dell, Inc. (b)                              118,400        3,550,816
           EMC Corp. (b)                                83,300        1,134,546
           Hewlett-Packard Co.                          19,000          543,970
           International Business Machines Corp.        44,900        3,690,780
                                                                  -------------
                                                                      8,920,112

Consumer Finance--1.0%

           American Express Co.                         73,100        3,761,726



                                                        Shares
Industry   Common Stocks                                  Held         Value

Diversified Financial Services--2.1%

           Citigroup, Inc.                             123,200    $   5,978,896
           JPMorgan Chase & Co.                         58,200        2,309,958
                                                                  -------------
                                                                      8,288,854

Diversified Telecommunication Services--4.0%

           AT&T, Inc.                                  191,267        4,684,129
           BellSouth Corp.                             164,500        4,457,950
           Citizens Communications Co.                  74,700          913,581
           Verizon Communications, Inc.                173,100        5,213,772
                                                                  -------------
                                                                     15,269,432

Electric Utilities--2.0%

           American Electric Power Co., Inc.            13,300          493,297
           FirstEnergy Corp.                            11,400          558,486
           Progress Energy, Inc.                        71,500        3,140,280
           The Southern Co.                            106,400        3,673,992
                                                                  -------------
                                                                      7,866,055

Electrical Equipment--0.3%

           Rockwell Automation, Inc.                    19,000        1,124,040

Energy Equipment & Services--3.1%

           BJ Services Co.                              27,700        1,015,759
           Baker Hughes, Inc.                           44,000        2,674,320
           National Oilwell Varco, Inc. (b)             27,000        1,692,900
           Schlumberger Ltd.                            39,200        3,808,280
           Transocean, Inc. (b)                         39,600        2,759,724
                                                                  -------------
                                                                     11,950,983

Food & Staples Retailing--1.5%

           Wal-Mart Stores, Inc.                       121,200        5,672,160
           Walgreen Co.                                  2,900          128,354
                                                                  -------------
                                                                      5,800,514

Food Products--1.4%

           ConAgra Foods, Inc.                         116,300        2,358,564
           Sara Lee Corp.                              150,400        2,842,560
                                                                  -------------
                                                                      5,201,124

Gas Utilities--0.6%

           Oneok, Inc.                                  91,500        2,436,645

Health Care Equipment & Supplies--1.3%

           Baxter International, Inc.                   24,400          918,660
           Guidant Corp.                                11,100          718,725
           Medtronic, Inc.                              49,400        2,843,958
           Zimmer Holdings, Inc. (b)                     8,500          573,240
                                                                  -------------
                                                                      5,054,583

Health Care Providers & Services--2.1%

           Aetna, Inc.                                  27,600        2,602,956
           Caremark Rx, Inc. (b)                        39,900        2,066,421
           Express Scripts, Inc. (b)                     9,100          762,580
           Medco Health Solutions, Inc. (b)                400           22,320
           UnitedHealth Group, Inc.                     40,600        2,522,884
                                                                  -------------
                                                                      7,977,161

Hotels, Restaurants & Leisure--2.1%

           Carnival Corp.                               35,500        1,898,185
           International Game Technology                34,200        1,052,676
           McDonald's Corp.                             86,700        2,923,524
           Starbucks Corp. (b)                          79,600        2,388,796
                                                                  -------------
                                                                      8,263,181



ANNUAL REPORTS                                                DECEMBER 31, 2005



Schedule of Investments (continued)            Enhanced Equity Yield Fund, Inc.


                                                        Shares
Industry   Common Stocks                                  Held         Value

Household Durables--1.4%

           Black & Decker Corp.                         12,500    $   1,087,000
           Centex Corp.                                 22,000        1,572,780
           DR Horton, Inc.                              12,700          453,771
           KB HOME                                      21,200        1,540,392
           Tupperware Corp.                             35,000          784,000
                                                                  -------------
                                                                      5,437,943

Household Products--1.1%

           Procter & Gamble Co.                         72,042        4,169,791

IT Services--0.5%

           Automatic Data Processing, Inc.              40,300        1,849,367

Independent Power Producers & Energy
Traders--1.4%

           Duke Energy Corp.                           123,800        3,398,310
           TXU Corp.                                    42,900        2,153,151
                                                                  -------------
                                                                      5,551,461

Industrial Conglomerates--5.5%

           3M Co.                                       50,900        3,944,750
           General Electric Co.                        397,600       13,935,880
           Tyco International Ltd.                     119,700        3,454,542
                                                                  -------------
                                                                     21,335,172

Insurance--2.4%

           The Allstate Corp.                            7,800          421,746
           American International Group, Inc.           50,500        3,445,615
           Marsh & McLennan Cos., Inc.                  40,600        1,289,456
           The Progressive Corp.                         8,400          980,952
           Prudential Financial, Inc.                   43,100        3,154,489
                                                                  -------------
                                                                      9,292,258

Internet & Catalog Retail--0.6%

           Amazon.com, Inc. (b)                         31,900        1,504,085
           eBay, Inc. (b)                               22,000          951,500
                                                                  -------------
                                                                      2,455,585

Internet Software & Services--0.5%

           Google, Inc. Class A (b)                      5,000        2,074,300

Leisure Equipment & Products--0.2%

           Eastman Kodak Co.                            33,900          793,260

Machinery--1.9%

           Caterpillar, Inc.                            51,600        2,980,932
           Eaton Corp.                                  19,600        1,314,964
           Illinois Tool Works, Inc.                    19,900        1,751,001
           Ingersoll-Rand Co. Class A                   33,600        1,356,432
                                                                  -------------
                                                                      7,403,329

Media--2.0%

           Time Warner, Inc.                           261,400        4,558,816
           Viacom, Inc. Class B (b)                     69,300        2,259,180
           Walt Disney Co.                              37,400          896,478
                                                                  -------------
                                                                      7,714,474

Metals & Mining--0.9%

           Alcoa, Inc.                                  55,200        1,632,264
           Freeport-McMoRan Copper & Gold, Inc.
              Class B                                   30,300        1,630,140
                                                                  -------------
                                                                      3,262,404



                                                        Shares
Industry   Common Stocks                                  Held         Value

Multi-Utilities--1.8%

           Ameren Corp.                                 12,000    $     614,880
           Consolidated Edison, Inc.                    69,800        3,233,834
           KeySpan Corp.                                73,600        2,626,784
           Public Service Enterprise Group, Inc.         8,300          539,251
                                                                  -------------
                                                                      7,014,749

Multiline Retail--1.3%

           Sears Holdings Corp. (b)                     14,000        1,617,420
           Target Corp.                                 58,700        3,226,739
                                                                  -------------
                                                                      4,844,159

Oil, Gas & Consumable Fuels--8.8%

           Amerada Hess Corp.                            4,300          545,326
           Anadarko Petroleum Corp.                     15,200        1,440,200
           Apache Corp.                                 38,200        2,617,464
           BP Plc (c)                                   43,500        2,793,570
           Chevron Corp.                                35,406        2,009,999
           ConocoPhillips                               31,000        1,803,580
           Devon Energy Corp.                           40,800        2,551,632
           EOG Resources, Inc.                          20,300        1,489,411
           Exxon Mobil Corp.                           167,000        9,380,390
           Marathon Oil Corp.                           35,400        2,158,338
           Nordic American Tanker Shipping Ltd.         39,900        1,148,721
           Sunoco, Inc.                                 15,200        1,191,376
           USEC, Inc.                                  133,300        1,592,935
           Valero Energy Corp.                          31,600        1,630,560
           XTO Energy, Inc.                             41,200        1,810,328
                                                                  -------------
                                                                     34,163,830

Paper & Forest Products--0.9%

           International Paper Co.                      43,100        1,448,591
           MeadWestvaco Corp.                           24,200          678,326
           Weyerhaeuser Co.                             21,600        1,432,944
                                                                  -------------
                                                                      3,559,861

Pharmaceuticals--6.7%

           Abbott Laboratories                          71,900        2,835,017
           Bristol-Myers Squibb Co.                     34,200          785,916
           Eli Lilly & Co.                              26,100        1,476,999
           Johnson & Johnson                           129,200        7,764,920
           Merck & Co., Inc.                           131,700        4,189,377
           Pfizer, Inc.                                304,500        7,100,940
           Schering-Plough Corp.                        19,600          408,660
           Wyeth                                        28,600        1,317,602
                                                                  -------------
                                                                     25,879,431

Real Estate--1.5%

           Annaly Mortgage Management, Inc.             58,300          637,802
           Equity Office Properties Trust               97,800        2,966,274
           Friedman Billings Ramsey Group, Inc.
              Class A (d)                              144,900        1,434,510
           Simon Property Group, Inc.                    7,600          582,388
                                                                  -------------
                                                                      5,620,974

Semiconductors & Semiconductor
Equipment--4.1%

           Advanced Micro Devices, Inc. (b)             53,200        1,627,920
           Analog Devices, Inc.                         12,900          462,723
           Applied Materials, Inc.                     148,000        2,655,120
           Broadcom Corp. Class A (b)                   33,400        1,574,810
           Intel Corp.                                 114,900        2,867,904
           Kla-Tencor Corp.                             36,800        1,815,344
           Linear Technology Corp.                      20,900          753,863



ANNUAL REPORTS                                                DECEMBER 31, 2005



Schedule of Investments (concluded)            Enhanced Equity Yield Fund, Inc.


                                                        Shares
Industry   Common Stocks                                  Held         Value

Semiconductors & Semiconductor
Equipment (concluded)

           Maxim Integrated Products, Inc.              21,000    $     761,040
           National Semiconductor Corp.                 57,700        1,499,046
           Nvidia Corp. (b)                             34,700        1,268,632
           Xilinx, Inc.                                 25,900          652,939
                                                                  -------------
                                                                     15,939,341

Software--3.5%

           Autodesk, Inc.                               32,200        1,382,990
           Electronic Arts, Inc. (b)                    34,200        1,789,002
           Microsoft Corp.                             218,800        5,721,620
           Oracle Corp. (b)                            225,100        2,748,471
           Symantec Corp. (b)                           97,600        1,708,000
                                                                  -------------
                                                                     13,350,083

Specialty Retail--1.0%

           Home Depot, Inc.                             15,600          631,488
           Lowe's Cos., Inc.                            49,000        3,266,340
                                                                  -------------
                                                                      3,897,828

Textiles, Apparel & Luxury Goods--0.4%

           Coach, Inc. (b)                              49,800        1,660,332

Thrifts & Mortgage Finance--2.1%

           Fannie Mae                                   20,400          995,724
           Freddie Mac                                  10,700          699,245
           New York Community Bancorp, Inc.            150,900        2,492,868
           Washington Mutual, Inc.                      93,400        4,062,900
                                                                  -------------
                                                                      8,250,737

Tobacco--1.2%

           Altria Group, Inc.                           37,200        2,779,584
           UST, Inc.                                    46,800        1,910,844
                                                                  -------------
                                                                      4,690,428

Wireless Telecommunication Services--0.0%

           Sprint Nextel Corp.                           5,832          136,235

           Total Common Stocks
           (Cost--$376,449,439)--94.6%                              366,293,247



                                                    Beneficial
           Short-Term Securities                      Interest         Value

           Merrill Lynch Liquidity Series, LLC
              Money Market Series (a)(e)           $19,800,009     $ 19,800,009

           Total Short-Term Securities
           (Cost--$19,800,009)--5.1%                                 19,800,009



                                                     Number of
           Options Purchased                         Contracts

Call Options Purchased--0.0%

           S&P 500 Index, expiring
              January 2006 at USD 1,300                    500           22,500

Put Options Purchased--0.0%

           Energy Select Sector SPDR Fund,
              expiring January 2006 at USD 51            1,000          135,000

           Total Options Purchased
           (Premiums Paid--$337,250)--0.0%                              157,500

           Total Investments
           (Cost--$396,586,698)--99.7%                              386,250,756



           Options Written

Call Options Written--(0.1%)

           S&P 500 Index, expiring
              January 2006 at USD 1,280                  1,700        (391,000)

Put Options Written--(0.0%)

           Energy Select Sector SPDR Fund,
              expiring January 2006 at USD 47            1,000         (35,000)

           Total Options Written
           (Premiums Received--$1,994,899)--(0.1%)                    (426,000)

Total Investments, Net of Options Written
(Cost--$394,591,799*)--99.6%                                        385,824,756
Other Assets Less Liabilities--0.4%                                   1,419,725
                                                                  -------------
Net Assets--100.0%                                                $ 387,244,481
                                                                  =============

  * The cost and unrealized appreciation (depreciation) of investments, net of options written, as of December 31, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                 $    394,591,799
                                                   ================
    Gross unrealized appreciation                  $      8,052,146
    Gross unrealized depreciation                      (16,819,189)
                                                   ----------------
    Net unrealized depreciation                    $    (8,767,043)
                                                   ================


(a) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                Net            Interest
    Affiliate                                 Activity          Income

    Merrill Lynch Liquidity Series, LLC
       Money Market Series                  $19,800,009        $761,271


(b) Non-income producing security.

(c) Depositary receipts.

(d) Security, or a portion of security, is on loan.

(e) A portion of the security was purchased with the cash proceeds from securities loans.

  o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

  o Financial futures contracts purchased on December 31, 2005 were as follows:

    Number of                     Expiration        Face          Unrealized
    Contracts      Issue             Date          Value         Depreciation

      47       S&P 500 Index      March 2006    $15,056,950       $(313,050)


    See Notes to Financial Statements.



ANNUAL REPORTS                                                DECEMBER 31, 2005



Schedule of Investments              Enhanced Equity Yield & Premium Fund, Inc.


                                                        Shares
Industry   Common Stocks                                  Held         Value

Aerospace & Defense--1.5%

           Boeing Co.                                    4,552    $     319,732
           General Dynamics Corp.                       16,000        1,824,800
           Honeywell International, Inc.                46,800        1,743,300
           Raytheon Co.                                 26,600        1,067,990
                                                                  -------------
                                                                      4,955,822

Air Freight & Logistics--0.2%

           United Parcel Service, Inc. Class B           6,600          495,990

Airlines--0.0%

           Delta Air Lines, Inc. (b)                    77,200           57,900

Auto Components--0.1%

           Dana Corp.                                   54,500          391,310

Automobiles--0.5%

           Ford Motor Co.                              207,400        1,601,128
           General Motors Corp.                          1,200           23,304
                                                                  -------------
                                                                      1,624,432

Beverages--1.1%

           The Coca-Cola Co.                            71,200        2,870,072
           PepsiCo, Inc.                                13,600          803,488
                                                                  -------------
                                                                      3,673,560

Biotechnology--1.8%

           Amgen, Inc. (b)                              71,000        5,599,060
           Biogen Idec, Inc. (b)                         4,800          217,584
                                                                  -------------
                                                                      5,816,644

Building Products--0.2%

           Masco Corp.                                  16,500          498,135

Capital Markets--1.0%

           American Capital Strategies Ltd.             58,500        2,118,285
           Goldman Sachs Group, Inc.                     7,100          906,741
                                                                  -------------
                                                                      3,025,026

Chemicals--2.4%

           The Dow Chemical Co.                         43,500        1,906,170
           E.I. du Pont de Nemours & Co.                44,600        1,895,500
           Eastman Chemical Co.                         19,200          990,528
           Lyondell Chemical Co.                        65,900        1,569,738
           PPG Industries, Inc.                         20,600        1,192,740
                                                                  -------------
                                                                      7,554,676

Commercial Banks--4.7%

           BB&T Corp.                                   11,000          461,010
           Bank of America Corp.                       123,200        5,685,680
           HSBC Holdings Plc (c)                        31,500        2,534,805
           National City Corp.                          12,000          402,840
           PNC Financial Services Group, Inc.            5,700          352,431
           Regions Financial Corp.                      83,900        2,866,024
           Wachovia Corp.                               31,700        1,675,662
           Wells Fargo & Co.                            16,300        1,024,129
                                                                  -------------
                                                                     15,002,581

Commercial Services & Supplies--0.8%

           Pitney Bowes, Inc.                           28,700        1,212,575
           R.R. Donnelley & Sons Co.                    36,300        1,241,823
                                                                  -------------
                                                                      2,454,398



                                                        Shares
Industry   Common Stocks                                  Held         Value

Communications Equipment--3.2%

           Ciena Corp. (b)                             136,300    $     404,811
           Cisco Systems, Inc. (b)                     320,700        5,490,384
           Corning, Inc. (b)                            29,200          574,072
           Juniper Networks, Inc. (b)                   20,012          446,268
           QUALCOMM, Inc.                               81,400        3,506,712
                                                                  -------------
                                                                     10,422,247

Computers & Peripherals--2.9%

           Apple Computer, Inc. (b)                     44,500        3,199,105
           Dell, Inc. (b)                              131,100        3,931,689
           International Business Machines Corp.         5,900          484,980
           Network Appliance, Inc. (b)                  29,700          801,900
           Sandisk Corp. (b)                            15,000          942,300
                                                                  -------------
                                                                      9,359,974

Consumer Finance--1.0%

           American Express Co.                         60,900        3,133,914
           MBNA Corp.                                    1,400           38,010
                                                                  -------------
                                                                      3,171,924

Distributors--0.4%

           Genuine Parts Co.                            29,900        1,313,208

Diversified Financial Services--1.1%

           Citigroup, Inc.                              62,100        3,013,713
           JPMorgan Chase & Co.                         16,500          654,885
                                                                  -------------
                                                                      3,668,598

Diversified Telecommunication
Services--3.9%

           AT&T, Inc.                                  154,000        3,771,460
           BellSouth Corp.                             132,800        3,598,880
           Citizens Communications Co.                  81,400          995,522
           Level 3 Communications, Inc. (b)                  1                3
           MCI, Inc.                                    19,384          382,446
           Verizon Communications, Inc.                129,300        3,894,516
                                                                  -------------
                                                                     12,642,827

Electric Utilities--2.0%

           FPL Group, Inc.                               7,900          328,324
           FirstEnergy Corp.                             6,600          323,334
           Progress Energy, Inc.                        61,300        2,692,296
           The Southern Co.                             88,500        3,055,905
                                                                  -------------
                                                                      6,399,859

Electrical Equipment--0.3%

           American Power Conversion Corp.              40,340          887,480

Energy Equipment & Services--1.7%

           Schlumberger Ltd.                            31,100        3,021,365
           Transocean, Inc. (b)                         35,000        2,439,150
                                                                  -------------
                                                                      5,460,515

Food & Staples Retailing--1.3%

           Wal-Mart Stores, Inc.                        90,200        4,221,360

Food Products--1.6%

           ConAgra Foods, Inc.                         121,100        2,455,908
           Sara Lee Corp.                              146,100        2,761,290
                                                                  -------------
                                                                      5,217,198

Gas Utilities--1.3%

           Atmos Energy Corp.                           51,300        1,342,008
           Oneok, Inc.                                  65,900        1,754,917
           Peoples Energy Corp.                         32,300        1,132,761
                                                                  -------------
                                                                      4,229,686



ANNUAL REPORTS                                                DECEMBER 31, 2005



Schedule of Investments (continued)  Enhanced Equity Yield & Premium Fund, Inc.


                                                        Shares
Industry   Common Stocks                                  Held         Value

Health Care Equipment & Supplies--0.6%

           Guidant Corp.                                28,100    $   1,819,475

Health Care Providers & Services--1.2%

           Manor Care, Inc.                              9,200          365,884
           UnitedHealth Group, Inc.                     56,800        3,529,552
                                                                  -------------
                                                                      3,895,436

Household Durables--1.3%

           Newell Rubbermaid, Inc.                     100,300        2,385,134
           Tupperware Corp.                             84,200        1,886,080
                                                                  -------------
                                                                      4,271,214

Household Products--1.8%

           Procter & Gamble Co.                        102,300        5,921,124

IT Services--0.3%

           First Data Corp.                             19,800          851,598

Industrial Conglomerates--2.9%

           3M Co.                                       29,900        2,317,250
           General Electric Co.                        155,300        5,443,265
           Tyco International Ltd.                      52,100        1,503,606
                                                                  -------------
                                                                      9,264,121

Insurance--1.4%

           The Allstate Corp.                           31,600        1,708,612
           American International Group, Inc.           19,100        1,303,193
           Lincoln National Corp.                       26,700        1,415,901
                                                                  -------------
                                                                      4,427,706

Internet & Catalog Retail--1.1%

           Amazon.com, Inc. (b)                         41,000        1,933,150
           eBay, Inc. (b)                               35,707        1,544,328
                                                                  -------------
                                                                      3,477,478

Internet Software & Services--1.5%

           Google, Inc. Class A (b)                      9,900        4,107,114
           VeriSign, Inc. (b)                           12,000          263,040
           Yahoo!, Inc. (b)                             10,300          403,554
                                                                  -------------
                                                                      4,773,708

Leisure Equipment & Products--0.3%

           Mattel, Inc.                                 61,800          977,676

Machinery--0.7%

           PACCAR, Inc.                                 30,500        2,111,515

Media--3.6%

           Comcast Corp. Class A (b)                    49,800        1,292,808
           EchoStar Communications Corp.
              Class A (b)                               36,613          994,775
           Regal Entertainment Group Series A          133,300        2,535,366
           Sirius Satellite Radio, Inc. (b)            224,800        1,506,160
           Time Warner, Inc.                           204,900        3,573,456
           Viacom, Inc. Class B (b)                     41,800        1,362,680
           XM Satellite Radio Holdings, Inc.
              Class A (b)                               12,000          327,360
                                                                  -------------
                                                                     11,592,605

Metals & Mining--1.1%

           Alcoa, Inc.                                  47,400        1,401,618
           Newmont Mining Corp.                          8,300          443,220
           Phelps Dodge Corp.                           11,000        1,582,570
                                                                  -------------
                                                                      3,427,408



                                                        Shares
Industry   Common Stocks                                  Held         Value

Multi-Utilities--0.9%

           Consolidated Edison, Inc.                    13,700    $     634,721
           TECO Energy, Inc.                           131,900        2,266,042
                                                                  -------------
                                                                      2,900,763

Multiline Retail--1.6%

           Sears Holdings Corp. (b)                     21,100        2,437,683
           Target Corp.                                 51,000        2,803,470
                                                                  -------------
                                                                      5,241,153

Oil, Gas & Consumable Fuels--6.4%

           Amerada Hess Corp.                            9,700        1,230,154
           Burlington Resources, Inc.                   15,000        1,293,000
           Chevron Corp.                                78,700        4,467,799
           ConocoPhillips                               62,000        3,607,160
           EOG Resources, Inc.                          12,500          917,125
           Exxon Mobil Corp.                            92,200        5,178,874
           Occidental Petroleum Corp.                   21,800        1,741,384
           USEC, Inc.                                  114,700        1,370,665
           Valero Energy Corp.                          17,000          877,200
                                                                  -------------
                                                                     20,683,361

Paper & Forest Products--0.8%

           International Paper Co.                      10,200          342,822
           MeadWestvaco Corp.                           41,900        1,174,457
           Weyerhaeuser Co.                             14,300          948,662
                                                                  -------------
                                                                      2,465,941

Pharmaceuticals--7.5%

           Abbott Laboratories                          53,500        2,109,505
           Bristol-Myers Squibb Co.                    140,700        3,233,286
           Eli Lilly & Co.                              41,000        2,320,190
           Johnson & Johnson                            92,800        5,577,280
           Merck & Co., Inc.                           110,600        3,518,186
           Pfizer, Inc.                                220,900        5,151,388
           Wyeth                                        49,600        2,285,072
                                                                  -------------
                                                                     24,194,907

Real Estate--1.2%

           American Financial Realty Trust              68,900          826,800
           Annaly Mortgage Management, Inc.            143,600        1,570,984
           Friedman Billings Ramsey Group, Inc.
              Class A                                  125,300        1,240,470
           Simon Property Group, Inc.                    4,400          337,172
                                                                  -------------
                                                                      3,975,426

Semiconductors & Semiconductor
Equipment--5.2%

           Advanced Micro Devices, Inc. (b)             49,900        1,526,940
           Applied Materials, Inc.                     172,400        3,092,856
           Broadcom Corp. Class A (b)                       20              943
           Intel Corp.                                 287,740        7,181,990
           Maxim Integrated Products, Inc.              37,561        1,361,211
           Texas Instruments, Inc.                      85,800        2,751,606
           Xilinx, Inc.                                 37,300          940,333
                                                                  -------------
                                                                     16,855,879

Software--5.0%

           Adobe Systems, Inc.                          11,600          428,736
           Autodesk, Inc.                               15,500          665,725
           Electronic Arts, Inc. (b)                    22,498        1,176,870
           Microsoft Corp.                             287,600        7,520,740
           Oracle Corp. (b)                            280,062        3,419,557
           Siebel Systems, Inc.                         45,600          482,448
           Symantec Corp. (b)                          139,000        2,432,500
                                                                  -------------
                                                                     16,126,576




ANNUAL REPORTS                                                DECEMBER 31, 2005



Schedule of Investments (concluded)  Enhanced Equity Yield & Premium Fund, Inc.


                                                        Shares
Industry   Common Stocks                                  Held         Value

Specialty Retail--3.3%

           Best Buy Co., Inc.                           33,900    $   1,473,972
           Home Depot, Inc.                             89,600        3,627,008
           Limited Brands, Inc.                         45,300        1,012,455
           Lowe's Cos., Inc.                            41,700        2,779,722
           Staples, Inc.                                71,000        1,612,410
                                                                  -------------
                                                                     10,505,567

Thrifts & Mortgage Finance--2.0%

           Doral Financial Corp.                       109,300        1,158,580
           Fannie Mae                                   15,600          761,436
           IndyMac Bancorp, Inc.                        52,300        2,040,746
           New York Community Bancorp, Inc.            141,000        2,329,320
                                                                  -------------
                                                                      6,290,082

Tobacco--0.9%

           Altria Group, Inc.                           12,800          956,416
           UST, Inc.                                    47,700        1,947,591
                                                                  -------------
                                                                      2,904,007

Wireless Telecommunication
Services--0.6%

           Sprint Nextel Corp.                          82,397        1,924,794

           Total Common Stocks
           (Cost--$292,026,357)--88.2%                              283,424,870



                                                    Beneficial
           Short-Term Securities                      Interest

           Merrill Lynch Liquidity Series, LLC
              Money Market Series (a)              $36,595,117       36,595,117

           Total Short-Term Securities
           (Cost--$36,595,117)--11.4%                                36,595,117



                                                     Number of
           Options Purchased                         Contracts         Value

Call Options Purchased--0.0%

           Nasdaq Index 100, expiring
              January 2006 at USD 1,775                    200     $     11,000
           S&P 500 Index, expiring
              January 2006 at USD 1,300                    250           11,250


Put Options Purchased--0.0%

           Energy Select Sector SPDR Fund,
              expiring January 2006 at USD 51            1,000          135,000

           Total Options Purchased
           (Premiums Paid--$292,100)--0.0%                              157,250

           Total Investments
           (Cost--$328,913,574)--99.6%                              320,177,237



              Options Written

Call Options Written--(0.1%)

           Nasdaq Index 100, expiring
              January 2006 at USD 1,750                    100          (6,000)
           S&P 500 Index, expiring
              January 2006 at USD 1,280                  1,450        (333,500)

Put Options Written--(0.0%)

           Energy Select Sector SPDR Fund,
              expiring January 2006 at USD 47            1,000         (35,000)

           Total Options Written
           (Premiums Received--$1,717,349)--(0.1%)                    (374,500)


Total Investments, Net of Options Written
(Cost--$327,196,225*)--99.5%                                        319,802,737
Other Assets Less Liabilities--0.5%                                   1,694,910
                                                                  -------------
Net Assets--100.0%                                                $ 321,497,647
                                                                  =============


  * The cost and unrealized appreciation (depreciation) of investments, net of options written, as of December 31, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                 $    327,209,726
                                                   ================
    Gross unrealized appreciation                  $      7,680,578
    Gross unrealized depreciation                      (15,087,567)
                                                   ----------------
    Net unrealized depreciation                    $    (7,406,989)
                                                   ================


(a) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net          Interest
    Affiliate                                   Activity        Income

    Merrill Lynch Liquidity Series, LLC
        Money Market Series                   $36,595,117     $  834,652


(b) Non-income producing security.

(c) Depositary receipts.

  o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

  o Financial futures contracts purchased on December 31, 2005 were as follows:

    Number of                       Expiration       Face         Unrealized
    Contracts      Issue               Date         Value        Depreciation

      160     Nasdaq 100 Index      March 2006   $27,454,055     $   (910,055)
       29      S&P 500 Index        March 2006   $ 9,290,459     $   (193,159)
                                                                 -------------
    Total                                                        $ (1,103,214)
                                                                 =============

    See Notes to Financial Statements.



ANNUAL REPORTS                                                DECEMBER 31, 2005


Statements of Assets, Liabilities and Capital
                                                                                                                      Enhanced
                                                                                                  Enhanced          Equity Yield
                                                                                                Equity Yield         & Premium
As of December 31, 2005                                                                          Fund, Inc.          Fund, Inc.
Assets

           Investments in unaffiliated securities, at value*++++                               $   366,293,247    $   283,424,870
           Investments in affiliated securities, at value**                                         19,800,009         36,595,117
           Options purchased, at value***                                                              157,500            157,250
           Cash on deposit for financial futures contracts                                           1,590,750          3,854,250
           Receivable for securities sold                                                                   --            225,600
           Dividends receivable                                                                        474,131            457,035
           Receivable for securities lending                                                               160                 --
           Receivable for options written                                                                   --              9,700
           Prepaid expenses                                                                              6,564                 --
                                                                                               ---------------    ---------------
           Total assets                                                                            388,322,361        324,723,822
                                                                                               ---------------    ---------------

Liabilities

           Collateral on securities loaned, at value                                                   187,000                 --
           Options written, at value****                                                               426,000            374,500
           Payable to custodian                                                                         42,000            119,828
           Payable to investment adviser                                                               300,342            253,118
           Dividends payable to shareholders                                                                --          2,237,547
           Payable for variation margin                                                                 62,275            182,425
           Payable for offering costs                                                                       --              3,128
           Payable for other affiliates                                                                  4,143              3,462
           Accrued expenses                                                                             56,120             52,167
                                                                                               ---------------    ---------------
           Total liabilities                                                                         1,077,880          3,226,175
                                                                                               ---------------    ---------------

Net Assets

           Net assets                                                                          $   387,244,481    $   321,497,647
                                                                                               ===============    ===============

Capital

           Undistributed investment income--net                                                      2,171,757                 --
           Accumulated realized capital losses--net                                                (5,261,005)        (2,784,663)
           Unrealized depreciation--net                                                            (9,080,093)        (8,496,702)
                                                                                               ---------------    ---------------
           Total accumulated losses--net                                                          (12,169,341)       (11,281,365)
                                                                                               ---------------    ---------------
           Common Stock, par value $.10 per share, 200,000,000 shares authorized++                   2,094,043          1,759,024
           Paid-in capital in excess of par                                                        397,319,779        331,019,988
                                                                                               ---------------    ---------------
           Net Assets                                                                          $   387,244,481    $   321,497,647
                                                                                               ===============    ===============
               Net Asset Value                                                                 $         18.49    $         18.28
                                                                                               ===============    ===============
               Market Price                                                                    $         17.23    $         16.82
                                                                                               ===============    ===============
             * Identified cost of unaffiliated securities                                      $   376,449,439    $   292,026,357
                                                                                               ===============    ===============
            ** Identified cost of affiliated securities                                        $    19,800,009    $    36,595,117
                                                                                               ===============    ===============
           *** Premiums paid                                                                   $       337,250    $       292,100
                                                                                               ===============    ===============
          **** Premiums received                                                               $     1,994,899    $     1,717,349
                                                                                               ===============    ===============
            ++ Shares of Common Stock outstanding                                                   20,940,430         17,590,236
                                                                                               ===============    ===============
          ++++ Including securities loaned                                                     $       168,300                 --
                                                                                               ===============    ===============

               See Notes to Financial Statements.


ANNUAL REPORTS                                                DECEMBER 31, 2005


Statements of Operations
                                                                                                                      Enhanced
                                                                                                  Enhanced          Equity Yield
                                                                                                Equity Yield         & Premium
For the Period Ended December 31, 2005++                                                         Fund, Inc.          Fund, Inc.
Investment Income

           Dividends*                                                                          $     6,641,647    $     4,015,590
           Interest**                                                                                  901,881            984,926
           Securities lending--net                                                                       2,280                 --
                                                                                               ---------------    ---------------
           Total income                                                                              7,545,808          5,000,516
                                                                                               ---------------    ---------------

Expenses

           Investment advisory fees                                                                  2,569,736          1,656,716
           Accounting services                                                                          86,367             57,046
           Directors' fees and expenses                                                                 21,282             15,953
           Transfer agent fees                                                                          19,165             13,753
           Professional fees                                                                            16,689             10,640
           Custodian fees                                                                               15,687             10,271
           Printing and shareholder reports                                                             13,830             10,588
           Pricing fees                                                                                    720                612
           Other                                                                                        15,462             18,389
                                                                                               ---------------    ---------------
           Total expenses                                                                            2,758,938          1,793,968
                                                                                               ---------------    ---------------
           Investment income--net                                                                    4,786,870          3,206,548
                                                                                               ---------------    ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain (loss) on:
               Investments--net                                                                     16,700,021         13,566,339
               Futures contracts--net                                                                1,797,078          2,970,532
               Options written--net                                                                (5,537,884)        (7,286,470)
                                                                                               ---------------    ---------------
           Total realized gain--net                                                                 12,959,215          9,250,401
           Unrealized appreciation/depreciation on:
               Investments--net                                                                   (10,335,942)        (8,736,337)
               Futures contracts--net                                                                (313,050)        (1,103,214)
               Options written--net                                                                  1,568,899          1,342,849
                                                                                               ---------------    ---------------
           Total unrealized appreciation/depreciation--net                                         (9,080,093)        (8,496,702)
                                                                                               ---------------    ---------------
           Total realized and unrealized gain--net                                                   3,879,122            753,699
                                                                                               ---------------    ---------------
           Net Increase in Net Assets Resulting from Operations                                $     8,665,992    $     3,960,247
                                                                                               ===============    ===============
             * Foreign withholding tax                                                                      --    $           874
                                                                                               ===============    ===============
            ** Interest from affiliates                                                        $       761,271    $       834,652
                                                                                               ===============    ===============

            ++ Enhanced Equity Yield Fund, Inc. commenced operations on May 6, 2005 and
               Enhanced Equity Yield & Premium Fund, Inc. commenced operations on June 30, 2005.

               See Notes to Financial Statements.


ANNUAL REPORTS                                                DECEMBER 31, 2005


Statements of Changes in Net Assets                                                              Enhanced Equity Yield Fund, Inc.

Increase (Decrease) in Net Assets:                                              For the Period May 6, 2005++ to December 31, 2005
Operations

           Investment income--net                                                                                 $     4,786,870
           Realized gain--net                                                                                          12,959,215
           Unrealized appreciation/depreciation--net                                                                  (9,080,093)
                                                                                                                  ---------------
           Net increase in net assets resulting from operations                                                         8,665,992
                                                                                                                  ---------------

Dividends & Distributions to Shareholders

           Investment income--net                                                                                     (2,615,113)
           Realized gain--net                                                                                        (18,220,220)
                                                                                                                  ---------------
           Net decrease in net assets resulting from dividends and distributions to shareholders                     (20,835,333)
                                                                                                                  ---------------

Common Stock Transactions

           Net proceeds from issuance of Common Stock                                                                 395,847,500
           Value of shares issued to shareholders in reinvestment of dividends and distributions                        3,991,588
           Offering costs resulting from the issuance of Common Stock                                                   (525,274)
                                                                                                                  ---------------
           Net increase in net assets resulting from Common Stock transactions                                        399,313,814
                                                                                                                  ---------------

Net Assets

           Total increase in net assets                                                                               387,144,473
           Beginning of period                                                                                            100,008
                                                                                                                  ---------------
           End of period*                                                                                         $   387,244,481
                                                                                                                  ===============
             * Undistributed investment income--net                                                               $     2,171,757
                                                                                                                  ===============

            ++ Commencement of operations.

               See Notes to Financial Statements.


                                                                                       Enhanced Equity Yield & Premium Fund, Inc.

Increase (Decrease) in Net Assets:                                            For the Period June 30, 2005++ to December 31, 2005
Operations

           Investment income--net                                                                                 $     3,206,548
           Realized gain--net                                                                                           9,250,401
           Unrealized appreciation/depreciation--net                                                                  (8,496,702)
                                                                                                                  ---------------
           Net increase in net assets resulting from operations                                                         3,960,247
                                                                                                                  ---------------

Dividends & Distributions to Shareholders

           Investment income--net                                                                                     (3,206,548)
           Realized gain--net                                                                                        (12,035,064)
           Tax return of capital                                                                                      (2,788,379)
                                                                                                                  ---------------
           Net decrease in net assets resulting from dividends and distributions to shareholders                     (18,029,991)
                                                                                                                  ---------------

Common Stock Transactions

           Net proceeds from issuance of Common Stock                                                                 335,873,500
           Offering costs resulting from the issuance of Common Stock                                                   (406,117)
                                                                                                                  ---------------
           Net increase in net assets resulting from Common Stock transactions                                        335,467,383
                                                                                                                  ---------------

Net Assets

           Total increase in net assets                                                                               321,397,639
           Beginning of period                                                                                            100,008
                                                                                                                  ---------------
           End of period                                                                                          $   321,497,647
                                                                                                                  ===============

               ++ Commencement of operations.

                  See Notes to Financial Statements.


ANNUAL REPORTS                                                DECEMBER 31, 2005


Financial Highlights                                                                             Enhanced Equity Yield Fund, Inc.
                                                                                                                  For the Period
The following per share data and ratios have been derived                                                        May 6, 2005++ to
from information provided in the financial statements.                                                          December 31, 2005
Per Share Operating Performance

           Net asset value, beginning of period                                                                   $         19.10
                                                                                                                  ---------------
           Investment income--net***                                                                                          .23
           Realized and unrealized gain--net                                                                                  .19
                                                                                                                  ---------------
           Total from investment operations                                                                                   .42
                                                                                                                  ---------------
           Less dividends and distributions from:
               Investment income--net                                                                                       (.13)
               Realized gains--net                                                                                          (.87)
                                                                                                                  ---------------
           Total dividends and distributions                                                                               (1.00)
                                                                                                                  ---------------
           Offering costs resulting from the issuance of Common Stock                                                       (.03)
                                                                                                                  ---------------
           Net asset value, end of period                                                                         $         18.49
                                                                                                                  ===============
           Market price per share, end of period                                                                  $         17.23
                                                                                                                  ===============

Total Investment Return**

           Based on net asset value per share                                                                            2.16%+++
                                                                                                                  ===============
           Based on market price per share                                                                             (9.08%)+++
                                                                                                                  ===============

Ratios to Average Net Assets

           Expenses                                                                                                        1.07%*
                                                                                                                  ===============
           Investment income--net                                                                                          1.86%*
                                                                                                                  ===============

Supplemental Data

           Net assets, end of period (in thousands)                                                               $       387,244
                                                                                                                  ===============
           Portfolio turnover                                                                                              35.03%
                                                                                                                  ===============

             * Annualized.

            ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Commencement of operations.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


ANNUAL REPORTS                                                DECEMBER 31, 2005


Financial Highlights                                                                   Enhanced Equity Yield & Premium Fund, Inc.
                                                                                                                  For the Period
The following per share data and ratios have been derived                                                        May 6, 2005++ to
from information provided in the financial statements.                                                          December 31, 2005
Per Share Operating Performance

           Net asset value, beginning of period                                                                   $         19.10
                                                                                                                  ---------------
           Investment income--net***                                                                                          .19
           Realized and unrealized gain--net                                                                                  .04
                                                                                                                  ---------------
           Total from investment operations                                                                                   .23
                                                                                                                  ---------------
           Less dividends and distributions from:
               Investment income--net                                                                                       (.19)
               Realized gain--net                                                                                           (.68)
               Tax return of capital                                                                                        (.16)
                                                                                                                  ---------------
           Total dividends and distributions                                                                               (1.03)
                                                                                                                  ---------------
           Offering costs resulting from the issuance of Common Stock                                                      (0.02)
                                                                                                                  ---------------
           Net asset value, end of period                                                                         $         18.28
                                                                                                                  ===============
           Market price per share, end of period                                                                  $         16.82
                                                                                                                  ===============

Total Investment Return**

           Based on net asset value per share                                                                            1.40%+++
                                                                                                                  ===============
           Based on market price per share                                                                            (10.89%)+++
                                                                                                                  ===============

Ratios to Average Net Assets

           Expenses                                                                                                        1.08%*
                                                                                                                  ===============
           Investment income--net                                                                                          1.94%*
                                                                                                                  ===============

Supplemental Data

           Net assets, end of period (in thousands)                                                               $       321,498
                                                                                                                  ===============
           Portfolio turnover                                                                                              34.37%
                                                                                                                  ===============

             * Annualized.

            ** Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Commencement of operations.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


ANNUAL REPORTS                                                DECEMBER 31, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
Enhanced Equity Yield Fund, Inc. and Enhanced Equity Yield & Premium Fund, Inc. (referred to as the "Funds" or individually as the "Fund") are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end management investment companies. Prior to commencement of operations on May 6, 2005, Enhanced Equity Yield Fund, Inc. had no operations other than those relating to organizational matters and the sale of 5,236 shares of Common Stock on May 6, 2005 to Fund Asset Management, L.P. ("FAM") for $100,008. Prior to commencement of operations on June 30, 2005, Enhanced Equity Yield & Premium Fund, Inc. had no operations other than those relating to organizational matters and the sale of 5,236 shares of Common Stock on June 30, 2005 to FAM for $100,008. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Funds determine and make available for publication the net asset value of their Common Stock on a daily basis. Common Stock are listed on the New York Stock Exchange ("NYSE") under the symbol EEF for Enhanced Equity Yield Fund, Inc. and ECV for Enhanced Equity Yield & Premium Fund, Inc. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments--Equity securities that are held by the Funds that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Funds. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Funds. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Funds from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Funds employ pricing services to provide certain securities prices for the Funds. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Funds, including valuations furnished by the pricing services retained by the Funds, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Funds under the general supervision of the Board of Directors of the Funds. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Funds.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of each of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation in each of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board of Directors of the Funds or by the Investment Adviser using a pricing service and/or procedures approved by the Board of Directors of the Funds.



ANNUAL REPORTS                                                DECEMBER 31, 2005



Notes to Financial Statements (continued)


(b) Derivative financial instruments--Each Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--Each Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--Each Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Funds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Swaps--Each Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Income taxes--It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. Each Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends and distributions paid by each Fund are recorded on the ex-dividend dates.

For Equity Yield & Premium Fund, Inc., a portion of the dividends paid by the Fund during the period June 30, 2005 to December 31, 2005 is characterized as a tax return of capital.



ANNUAL REPORTS                                                DECEMBER 31, 2005



Notes to Financial Statements (continued)


(f) Offering expenses--Direct expenses relating to the public offering of each Fund's Common Stock were charged to capital at the time of issuance of the shares.

(g) Securities lending--The Funds may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(h) Custodian--Enhanced Equity Yield Fund, Inc. and Enhanced Equity Yield & Premium Fund, Inc. recorded an amount payable to the custodian resulting from a timing difference of security transaction settlements.


2. Investment Advisory Agreement and Transactions with Affiliates:
Each Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund will pay a fee on a monthly basis at an annual rate equal to 1.0% of the average daily value of each Fund's net assets.

The Funds have received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of FAM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the period ended December 31, 2005, MLIM, LLC received securities lending agent fees of $984 for Enhanced Equity Yield Fund, Inc. and Enhanced Equity Yield & Premium Fund, Inc. earned no securities lending agent fees.

For the period ended December 31, 2005, MLPF&S received gross underwriting fees and partial reimbursement of expenses in connection with the issuance of the Fund's Common Stock as follows:

                                                               Enhanced
                                            Enhanced       Equity Yield
                                        Equity Yield          & Premium
                                           Fund, Inc         Fund, Inc.

Gross underwriting fees                 $ 16,101,800       $ 11,257,451
Reimbursement of expenses               $    136,453       $     75,873


In addition, MLPF&S received $3,546 and $5,906 in commissions on the execution of portfolio security transactions for the period ended December 31, 2005, for Enhanced Equity Yield Fund, Inc. and Enhanced Equity Yield & Premium Fund, Inc., respectively.

For the period ended December 31, 2005, Enhanced Equity Yield Fund, Inc. and Enhanced Equity Yield & Premium Fund, Inc. reimbursed FAM $6,421 and $4,258 for certain accounting services.

Certain officers and/or directors of the Funds are officers and/or directors of FAM, PSI, ML & Co., and/or MLIM, LLC.



ANNUAL REPORTS                                                DECEMBER 31, 2005



Notes to Financial Statements (continued)


3. Investments:
Purchases and sales, excluding short-term securities, for the period ended December 31, 2005 were as follows:

                                                               Enhanced
                                            Enhanced       Equity Yield
                                        Equity Yield          & Premium
                                           Fund, Inc         Fund, Inc.

Total Purchases                        $ 484,058,356      $ 376,840,222
Total Sales                            $ 127,491,758      $  97,814,173


Enhanced Equity Yield Fund, Inc.

Transactions in options written for the period May 6, 2005 to December 31, 2005, were as follows:


                                           Number of           Premiums
Call Options Written                       Contracts           Received

Options written                               30,875    $    32,406,199
Options closed                              (28,675)       (30,348,299)
Options expired                                (500)           (86,000)
                                     ---------------    ---------------
Outstanding call options written,
   end of period                               1,700    $     1,971,900
                                     ===============    ===============



                                           Number of           Premiums
Put Options Written                        Contracts           Received

Options written                                5,925    $     2,514,474
Options closed                               (4,425)        (2,461,725)
Options expired                                (500)           (29,750)
                                     ---------------    ---------------
Outstanding put options written,
   end of period                               1,000    $        22,999
                                     ===============    ===============



Enhanced Equity Yield & Premium Fund, Inc.

Transactions in options written for the period June 30, 2005 to December 31, 2005, were as follows:


                                           Number of           Premiums
Call Options Written                       Contracts           Received

Options written                               19,875    $    22,047,445
Options closed                              (17,825)       (20,267,095)
Options expired                                (500)           (86,000)
                                     ---------------    ---------------
Outstanding call options written,
   end of period                               1,550    $     1,694,350
                                     ===============    ===============



                                           Number of           Premiums
Put Options Written                        Contracts           Received

Options written                                2,625    $       379,374
Options closed                               (1,125)          (326,625)
Options expired                                (500)           (29,750)
                                     ---------------    ---------------
Outstanding put options written,
   end of period                               1,000    $        22,999
                                     ===============    ===============


4. Common Stock Transactions:
Each Fund is authorized to issue 200,000,000 shares of Common Stock, par value $.10 per share, all of which were initially classified as Common Stock. Each Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock

Enhanced Equity Yield Fund, Inc.

Shares issued and outstanding during the period May 6, 2005 to December 31, 2005 increased by 20,725,000 from shares sold and 210,194 as a result of dividend and distribution reinvestment.

Enhanced Equity Yield & Premium Fund, Inc.

Shares issued and outstanding during the period June 30, 2005 to December 31, 2005 increased by 17,585,000 from shares sold.


5. Distributions to Shareholders:

Enhanced Equity Yield Fund, Inc.

The tax character of distributions paid by the Fund during the period May 6, 2005 to December 31, 2005 was as follows:


                                                         5/06/2005++ to
                                                             12/31/2005
Distributions paid from:
   Ordinary income                                      $    20,162,044
   Net long-term capital gain                                   673,289
                                                        ---------------
Total taxable distributions                             $    20,835,333
                                                        ===============

++ Commencement of operations.


As of December 31, 2005, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                      $     2,171,757
Undistributed long-term capital losses--net                          --
                                                        ---------------
Total undistributed earnings--net                             2,171,757
Capital loss carryforward                                            --
Unrealized losses--net                                    (14,341,098)*
                                                        ---------------
Total accumulated losses--net                           $  (12,169,341)
                                                        ===============

 * The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain futures contracts and the deferral of post-October capital losses for tax purposes.



ANNUAL REPORTS                                                DECEMBER 31, 2005



Notes to Financial Statements (concluded)


Enhanced Equity Yield & Premium Fund, Inc.

The tax character of distributions paid by the Fund during the period June 30, 2005 to December 31, 2005 was as follows:

                                                         6/30/2005++ to
                                                             12/31/2005

Distributions paid from:
   Ordinary income                                      $    14,765,409
   Net long-term capital gains                                  476,203
   Tax return of capital                                      2,788,379
                                                        ---------------
Total distributions                                     $    18,029,991
                                                        ===============

++ Commencement of operations.


As of December 31, 2005, the components of accumulated losses on a tax basis were as follows:



Undistributed ordinary income--net                      $            --
Undistributed long-term capital losses--net                          --
                                                        ---------------
Total undistributed earnings--net                                    --
Capital loss carryforward                                            --
Unrealized losses--net                                    (11,281,365)*
                                                        ---------------
Total accumulated losses--net                           $  (11,281,365)
                                                        ===============

 * The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the deferral of post-October capital losses for tax purposes and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.



Report of Independent Registered Public Accounting Firm


To the Shareholders and Boards of Directors of Enhanced Equity Yield Fund, Inc. and
Enhanced Equity Yield & Premium Fund, Inc.:

We have audited the accompanying statements of assets, liabilities and capital, including the schedules of investments, of Enhanced Equity Yield Fund, Inc. and Enhanced Equity Yield & Premium Fund, Inc. (the "Funds"), as of December 31, 2005, and the related statements of operations and the statements of changes in net assets, and the financial highlights for the period May 6, 2005 (commencement of operations) through December 31, 2005 for Enhanced Equity Yield Fund, Inc. and for the period June 30, 2005 (commencement of operations) through December 31, 2005 for Enhanced Equity Yield & Premium Fund, Inc. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing opinions on the effectiveness of the respective Funds' internal control over financial reporting. Accordingly, we express no such opinions. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodians and brokers;
where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial positions of Enhanced Equity Yield Fund, Inc. and Enhanced Equity Yield & Premium Fund, Inc. as of December 31, 2005, the results of their operations, the changes in their net assets, and the financial highlights for the period May 6, 2005 through December 31, 2005 for Enhanced Equity Yield Fund, Inc. and for the period June 30, 2005 through December 31, 2005 for Enhanced Equity Yield & Premium Fund, Inc., in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton,New Jersey
February 17, 2006



ANNUAL REPORTS                                                DECEMBER 31, 2005



Automatic Dividend Reinvestment Plan


How the Plan Works--The Funds offer a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by each Fund are automatically reinvested in additional shares of Common Stock of each Fund. The Plan is administered on behalf of the shareholders by The Bank of New York (the "Plan Agent"). Under the Plan, whenever the Funds declare a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of each Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of each Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, each Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Funds' net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan--Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Funds unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan, must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan--The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Funds. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of each Fund's shares is above the net asset value, participants in the Plan will receive shares of the Funds for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since each Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees--There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Funds. However, brokerage commissions may be incurred when the Funds purchase shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications--The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. Participation in the Plan generally will not effect the tax-exempt status of exempt interest dividends paid by the Fund. If, when the Funds' shares are trading at a market premium, the Funds issue shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of each Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information--All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258,
Telephone: 800-432-8224.



ANNUAL REPORTS                                                DECEMBER 31, 2005


Officers and Directors
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Funds        Served   Principal Occupation(s) During Past 5 Years      Director       Director
Interested Director


Robert C. Doll, Jr.*    President    2005 to  President of the MLIM/FAM-advised funds since    131 Funds      None
P.O. Box 9011           and          present  2005; President of MLIM and FAM since 2001;      177 Portfolios
Princeton,              Director              Co-Head (Americas Region) thereof from 2000
NJ 08543-9011                                 to 2001 and Senior Vice President from 1999
Age: 51                                       to 2001; President and Director of Princeton
                                              Services, Inc. ("Princeton Services") since
                                              2001; President of Princeton Administrators,
                                              L.P. ("Princeton Administrators") since 2001;
                                              Chief Investment Officer of OppenheimerFunds,
                                              Inc. in 1999 and Executive Vice President
                                              thereof from 1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
   President, Mr. Doll serves at the pleasure of the Board of Directors.



Independent Directors*


David O. Beim**         Director     2005 to  Professor of Finance and Economics at the        20 Funds       None
P.O. Box 9095                        present  Columbia University Graduate School of           26 Portfolios
Princeton,                                    Business since 1991; Chairman of Outward
NJ 08543-9095                                 Bound USA from 1997 to 2001; Chairman of Wave
Age: 65                                       Hill Inc., since 1990; Trustee of Phillips
                                              Exeter Academy from 2002 to present.


James T. Flynn          Director     2005 to  Chief Financial Officer of JPMorgan & Co.,       20 Funds       None
P.O. Box 9095                        present  Inc. from 1990 to 1995 and an employee of        26 Portfolios
Princeton,                                    JPMorgan in various capacities from 1967
NJ 08543-9095                                 to 1995.
Age: 66


W. Carl Kester          Director     2005 to  Mizuho Financial Group, Professor of Finance,    21 Funds       None
P.O. Box 9095                        present  Harvard Business School, Unit Head, Finance      27 Portfolios
Princeton,                                    since 2005; Senior Associate Dean and Chairman
NJ 08543-9095                                 of the MBA Program of Harvard Business School,
Age: 54                                       1999 to 2005, Member of the faculty of Harvard
                                              Business School since 1981; Independent
                                              Consultant since 1978.


Karen P. Robards***     Director     2005 to  President of Robards & Company, a financial      20 Funds       AtriCure, Inc.
P.O. Box 9095                        present  advisory firm since 1987; formerly an            26 Portfolios  (medical
Princeton,                                    investment banker with Morgan Stanley for more                  devices)
NJ 08543-9095                                 than ten years; Director of Enable Medical
Age: 55                                       Corp. from 1996 to 2005; Director of AtriCure,
                                              Inc. since 2000; Director of the Cooke Center
                                              for Learning and Development, a not-for-profit
                                              organization, since 1987.


  * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

 ** Chairman of the Audit Committee.

*** Chair of the Board.



ANNUAL REPORTS                                                DECEMBER 31, 2005


Officers and Directors (concluded)

                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Funds        Served   Principal Occupation(s) During Past 5 Years
Fund Officers*

Donald C. Burke         Vice         2005 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
P.O. Box 9011           President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
Princeton,              and                   since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999 and
NJ 08543-9011           Treasurer             Director since 2004; Vice President of MLIM and FAM from 1990 to 1997; Director
Age: 45                                       of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of
                                              the IQ Funds since 2004.


Jonathan A. Clark      Vice          2005 to  Vice President of MLIM since 1999.
P.O. Box 9011          President     present
Princeton,
NJ 08543-9011
Age: 36


Vincent J. Costa        Vice         2005 to  Managing Director of MLIM since 2005; Director of MLIM from 1999 to 2005.
P.O. Box 9011           President    present
Princeton,
NJ 08543-9011
Age: 43


Debra L. Jelilian       Vice         2005 to  Director of MLIM since 1999.
P.O. Box 9011           President    present
Princeton,
NJ 08543-9011
Age: 38


Jeffrey Hiller          Chief        2005 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
P.O. Box 9011           Compliance   present  and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
Princeton,              Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
NJ 08543-9011                                 Investment Management from 2002 to 2004; Managing Director and Global Director
Age: 54                                       of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                              Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                              Financial from 1995 to 2000; Senior Counsel in the Commission's Division of
                                              Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary    2005 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
P.O. Box 9011                        present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
Princeton,                                    and Princeton Services since 2004.
NJ 08543-9011
Age: 45


* Officers of the Fund serve at the pleasure of the Board of Directors.


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
The Bank of New York
101 Barclay Street--11 East
New York, NY 10286


NYSE Symbols
EEF   Enhanced Equity Yield Fund, Inc.
ECV   Enhanced Equity Yield & Premium Fund, Inc.


Electronic Delivery


The Funds offer electronic delivery of communications to their shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


ANNUAL REPORTS                                                DECEMBER 31, 2005


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) David O. Beim, (2) W. Carl Kester, (3) James T. Flynn and (4) Karen
           P. Robards.

           The registrant's board of directors has determined that David O. Beim, W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

           Mr. Beim has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. For 25 years, Mr. Beim was an investment banker actively engaged in financial analysis for securities transactions and mergers. These transactions presented a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements. Mr. Beim has also been a professor of finance and economics at the Columbia University Graduate School of Business for the past 13 years.

           Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements.

           Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of two privately held companies and a non-profit organization.

Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -     Fiscal Year Ending December 31, 2005 - $36,600
                                Fiscal Year Ending December 31, 2004 - N/A

           (b) Audit-Related Fees -
                                Fiscal Year Ending December 31, 2005 - $9,600 Fiscal Year Ending December 31, 2004 - N/A

           The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

           (c) Tax Fees -       Fiscal Year Ending December 31, 2005 - $5,700
                                Fiscal Year Ending December 31, 2004 - N/A

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees - Fiscal Year Ending December 31, 2005 - $0
                                Fiscal Year Ending December 31, 2004 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending December 31, 2005 - $5,577,771
               Fiscal Year Ending December 31, 2004 - $11,926,355

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

           David O. Beim
           James T. Flynn
           W. Carl Kester
           Karen P. Robards

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

           Proxy Voting Policies and Procedures

           Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

           In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

           The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

           To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

           The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

           In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

           In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

           The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

* Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

* Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

* Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

* Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

* Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

* Routine proposals related to requests regarding the formalities of corporate meetings.

* Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

* Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of December 31, 2005.

           (a)(1) The Fund is managed by Vincent J. Costa, CFA and Jonathan Clark, who are jointly responsible for the day-to-day management of the Fund's portfolio. Mr. Costa has been a Managing Director of MLIM since 2005 and was a Director of MLIM from 1999 to 2005. He is the Investment Adviser's Head of Quantitative Investments and has over 19 years' experience in investing and in managing similar investments. Mr. Clark has been a Vice President of MLIM since 1999. Mr. Clark has 14 years' experience as a portfolio manager and trader.

           (a)(2) As of December 31, 2005:

                                                                         (iii) Number of Other Accounts and
                  (ii) Number of Other Accounts Managed                   Assets for Which Advisory Fee is
                        and Assets by Account Type                               Performance-Based

                   Other                                                 Other
   (i) Name of   Registered       Other Pooled                         Registered         Other Pooled
   Portfolio     Investment        Investment          Other           Investment          Investment         Other
   Manager       Companies          Vehicles          Accounts         Companies            Vehicles         Accounts
   Vincent J.
   Costa, CFA               15                27                 34              1*                 3*                 2
               $ 6,382,013,632  $ 11,986,017,692   $ 39,080,034,600   $ 186,422,729    $ 1,214,547,159   $ 1,899,269,646

   Jonathan
   Clark                    15                27                 34              1*                 3*                 2
               $ 6,382,013,632  $ 11,986,017,692   $ 39,080,034,600   $ 186,422,729    $ 1,214,547,159   $ 1,899,269,646

    * A portion of the assets in the master fund of a master-feeder structure is subject to a performance fee.

          (iv)  Potential Material Conflicts of Interest

          Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

          Certain investments may be appropriate for the Fund and also for other clients advised by the Investment. Adviser and its affiliates, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Investment Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of the Investment Adviser and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Investment Adviser and its affiliates to be equitable to each. The Investment Adviser will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Investment Adviser and its affiliates in the interest of achieving the most favorable net results to the Fund.

          To the extent that the Fund's portfolio management team has responsibilities for managing accounts in addition to the Fund, a portfolio manager will need to divide his time and attention among relevant accounts.

          In some cases, a real, potential or apparent conflict may also arise where (i) the Investment Adviser may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of the Fund's portfolio management team owns an interest in one fund or account he or she manages and not another.

          (a)(3)  As of December 31, 2005:

Portfolio Manager Compensation

The Portfolio Manager Compensation Program of MLIM and its affiliates is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

Compensation Program

The elements of total compensation for MLIM portfolio managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate--both up and down--with the relative investment performance of the portfolios that they manage.

Base Salary

Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

Performance-Based Compensation

MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent.

To that end, portfolio manager incentive compensation is derived on a discretionary basis considering such factors as: products they manage, external market conditions, MLIM's investment performance, financial results of MLIM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM and its affiliates also considers the extent to which individuals exemplify and foster ML & Co.'s principles of client focus, respect for the individual, teamwork, responsible citizenship and integrity. All factors are considered collectively by MLIM management.

Cash Bonus

Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

Stock Bonus

A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on Merrill Lynch's ability to sustain and improve its performance over future periods.

The ultimate value of stock bonuses is dependent on future Merrill Lynch stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of Merrill Lynch shareholders and encourages a balance between short-term goals and long-term strategic objectives.

MLIM management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of Merrill Lynch's performance. Portfolio managers therefore have a direct incentive to protect Merrill Lynch's reputation for integrity.

Other Benefits

Portfolio managers are also eligible to participate in broad-based plans offered generally to the Company's employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

          (a)(4) Beneficial Ownership of Securities.    As of December 31,
                  2005, Mr. Costa beneficially owns stock issued by the Fund in the range of $10,001-$50,000. Mr. Clark does not beneficially own any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Enhanced Equity Yield Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       -----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Enhanced Equity Yield Fund, Inc.


Date: February 21, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       -----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Enhanced Equity Yield Fund, Inc.


Date: February 21, 2006


By:     /s/ Donald C. Burke
       -----------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Enhanced Equity Yield Fund, Inc.


Date: February 21, 2006